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                                 EXHIBIT 10.92
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                              SECOND AMENDMENT TO
                     AMENDED AND RESTATED CREDIT AGREEMENT

         This Second Amendment to Amended and Restated Credit Agreement (this "Second Amendment") is entered into as of November 22, 1994 among SHOREWOOD PACKAGING CORPORATION (the "U.S. Borrower") and SHOREWOOD PACKAGING CORPORATION OF CANADA LIMITED (the "Canadian Borrower") (collectively, the U.S. Borrower and the Canadian Borrower are referred to as the "Borrowers"), NATIONSBANK OF NORTH CAROLINA, N.A. ("NationsBank"), as Administrative Agent, THE BANK OF NOVA SCOTIA, as Canadian Administrative Agent and the Lenders party to the Credit Agreement (as defined below). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

                                    RECITALS

         A. The Borrowers, the Administrative Agent, the Canadian Administrative Agent and the Lenders entered into that certain Amended and Restated Credit Agreement dated as of February 25, 1994 (as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of July 18, 1994; as the same may be further amended from time to time, the "Credit Agreement").

         B. The Borrowers, citing (i) the strong financial performance of the Consolidated Shorewood Group and (ii) the future construction of a manufacturing facility in Springfield, Oregon, have requested, and the Lenders have agreed, to amend certain terms of the Credit Agreement as set forth below.

                                   AGREEMENT

              NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.       Definitions.

         a. The following definitions in Section 1.01 of the Credit Agreement are amended to read as follows:

              "Applicable Acceptance Fee Rate" means

              (a) if the Debt to Cash Flow Ratio is less than 1.5 to 1 then
                  .75%;

              (b) if the Debt to Cash Flow Ratio is equal to or greater than
                  1.5 to 1 and less than 2.25 to 1 then .875%; and

              (c) if the Debt to Cash Flow Ratio is equal to or greater than
                  2.25 to 1 then 1.125%.





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              "Applicable LIBOR Rate Percentage" means

              (a) if the Debt to Cash Flow Ratio is less than 1.5 to 1 then
                  .625%;

              (b) if the Debt to Cash Flow Ratio is equal to or greater than
                  1.5 to 1 and less than 2.25 to 1 then .75%; and

              (c) if the Debt to Cash Flow Ratio is equal to or greater than
                  2.25 to 1 then 1%.

              "Capital Expenditures" means any current expenditure by the Consolidated Shorewood Group for fixed or capital assets as reflected on the financial statement of the Consolidated Shorewood Group, as prepared in accordance with GAAP; provided, however, that the expenditures incurred in (i) the Toronto Facility Transaction and (ii) the acquiring, constructing and equipping of a manufacturing facility in Springfield, Oregon (the "Pacific Northwest Facility") in an amount not to exceed $20,000,000, shall not, for the purposes of this Agreement, be considered a Capital Expenditure.

              "Commitments" means the U.S. Revolving Loan Commitment, the Canadian Revolving Loan Commitment, the U.S. Term Loan Commitment, the Canadian Term Loan Commitment and the Swing Line Loan Commitment.

              "Excess Cash Flow" means EBITDA minus (a) Interest Expense actually paid by the Consolidated Shorewood Group minus (b) tax expenses actually paid by the Consolidated Shorewood Group minus
              (c) Capital Expenditures minus (d) any principal payments made by the Consolidated Shorewood Group on their term indebtedness minus
              (e) net positive changes in: Accounts Receivable and Inventory of the Consolidated Shorewood Group less changes in accounts payable and accrued expenses of the Consolidated Shorewood Group (as calculated in accordance with GAAP) minus (f) the capital expenditures incurred in the construction of the Pacific Northwest Facility (as defined in the definition of Capital Expenditures) up to an aggregate amount of $20,000,000, all as calculated at the end of each fiscal year.

              "Interest Payment Date" means (i) as to U.S. Base Rate Revolving Loans, that portion of the U.S. Term Loan accruing interest at the U.S. Base Rate and Swing Line Loans, the last day of each month, (ii) as to Eurodollar Loans, the last day of each applicable Interest Period; provided, that if the Interest Period for a Eurodollar loan is greater than three months, then the Interest Payment Date shall be quarterly and the last day of the applicable interest Period and provided further that if an Interest Payment Date falls on a date which is not a Business Day, such Interest Payment Date shall be deemed to be the next succeeding Business Day, except that in the case of an Interest Period where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business Day, and (iii) as to Canadian Base Rate Revolving Loans and that portion of the Canadian Term Loan accruing interest at the Canadian Prime Rate or the BNS U.S. Base Rate, the last day of each month.





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              "Loan Documents" means this Agreement, the Revolving Credit
              Notes, the Swing Line Loan Note, the Term Notes, the Guaranty Agreements, the Stock Pledge Agreements, the Letter of Credit Documents, the BA Documents and all other documents and instruments executed or delivered in connection herewith.

              "Notes" means the Revolving Credit Notes, the Swing Line Loan Note and the Term Notes.

              "Revolving Loan Commitments" means the U.S. Revolving Loan Commitment, the Canadian Revolving Loan Commitment and the Swing Line Loan Commitment.

              "Revolving Loans" means the loans made pursuant to Section 2 hereof, which may be U.S. Revolving Loans, Canadian Revolving Loans and Swing Line Loans.

              "U.S. Base Rate Revolving Loans" means the Revolving Loans (other than Swing Line Loans) made by the U.S. Lenders accruing interest at the U.S. Base Rate.

              "U.S. Unused Revolving Commitment" means, for any period, the amount by which (i) the then applicable U.S. Revolving Loan Commitment exceeds (ii) the daily average sum for such period of the outstanding aggregate principal amount of all U.S. Revolving Loans less the daily average sum for such period of the outstanding aggregate principal amount of all Swing Line Loans.

         b. The following definitions are hereby added to Section 1.01 of the Credit Agreement and shall read as follows:

              "Applicable Commitment Fee" means

              (a) if the Debt to Cash Flow Ratio is less than 1.5 to 1 then
                  .25%;

              (b) if the Debt to Cash Flow Ratio is equal to or greater than
                  1.5 to 1 and less than 2.25 to 1 then .30%; and

              (c) if the Debt to Cash Flow Ratio is equal to or greater than
                  2.25 to 1 then .375%.

              "NationsBank" means NationsBank of North Carolina, N.A.

              "Swing Line Loan Commitment" means $2,000,000 (U.S.), as such amount may be reduced in accordance with Section 2.10 of this Agreement.

              "Swing Line Loans" means the revolving loans made by NationsBank to the U.S. Borrower pursuant to Section 2.10 of this Agreement.

              "Swing Line Loan Note" means the promissory note of the U.S. Borrower in favor of NationsBank evidencing the Swing Line Loans and substantially in the form of





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              Exhibit 2.08(a) hereto as such promissory note may be amended, modified, supplemented, or replaced from time to time.

2.       The U.S. Revolving Loans.  Subsections (i), (ii) and (iii) of Section
         2.01 of the Credit Agreement are amended in their entirety to read as follows:

              (i) the aggregate amount of U.S. Revolving Loans outstanding plus Letter of Credit Obligations outstanding plus Swing Line Loans outstanding at any one time may not exceed the U.S. Revolving Loan Commitment; (ii) the aggregate amount of U.S. Revolving Loans outstanding plus Canadian Revolving Loans outstanding plus Letter of Credit Obligations outstanding plus BA Revolving Obligations outstanding plus Swing Line Loans outstanding may not exceed the lesser of (A) the Borrowing Base and (B) $50,000,000 (U.S.); and (iii) with regard to each individual U.S. Lender (other than NationsBank with respect to Swing Line Loans), the U.S. Lender's pro rata share of outstanding U.S. Revolving Loans plus Letter of Credit obligations outstanding (plus, if applicable, such U.S. Lenders pro rata share of the Swing Line Loans) shall not exceed such U.S. Lender's U.S. Revolving Loan Commitment Percentage of the U.S. Revolving Loan Commitment.

3. Letter of Credit Subfacility. Subsection (ii) of Section 2.01A of the Credit Agreement is amended in its entirety to read as follows:

              (ii) the sum of U.S. Revolving Loans outstanding plus Canadian Revolving Loans outstanding plus Letter of Credit Obligations outstanding plus BA Revolving obligations outstanding plus Swing Loans outstanding shall not at any time exceed the lesser of (A) $50,000,000 (U.S.) or (B) the Borrowing Base,

4. The Canadian Revolving Loans. Subsection (ii) of Section 2.02 of the Credit Agreement is amended in its entirety to read as follows:

              (ii) the aggregate amount of U.S. Revolving Loans outstanding plus Canadian Revolving Loans outstanding plus Letter of Credit obligations outstanding plus BA Revolving Obligations outstanding plus Swing Line Loans outstanding may not exceed the lesser of
              (A) the Borrowing Base and (B) $50,000,000 (U.S.);

5. Swing Line Loan Borrowings. A new Section 2.03C is added to the Credit Agreement to read as follows:

              2.03C Method of Borrowing for Swing Line Loans. By no later than 10:00 a.m., Charlotte, North Carolina time, on the date of the request, the U.S. Borrower shall submit an Advance Request to NationsBank setting forth the amount of the requested Swing Line Loan and complying in all respects with Section 5 hereof.

6. Minimum Amounts. (a) The last sentence of Section 2.04 of the Credit Agreement is amended in its entirety to read as follows:


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         Any Revolving Loan (other than Swing Line Loans) requested shall be in an integral multiple of $1,000,000 unless the request is for all of the remaining amount available to be borrowed.

         (b) The following sentence is hereby added at the end of Section 2.04 of the Credit Agreement and shall read as follows:

              Each Swing Line Loan shall be in an aggregate principal amount that is not less than $100,000 and if greater, shall be in an integral multiple of $25,000 above such minimum.

7. Interest Rate. The following sentence is hereby added to the beginning of Section 2.07(a) of the Credit Agreement and shall read as follows:

              All swing Line Loans shall accrue interest at the U.S. Base Rate.

8. Interest Payments. Section 2.07(b) of the Credit Agreement is amended in its entirety to read as follows:

              (b) Interest Payments. Interest on Revolving Loans shall be due and payable in arrears on each Interest Payment Date; provided that interest on Swing Line Loans shall also be due and payable on demand.

9.       Revolving Notes.

         a. The words "(other than the Swing Line Loans)" shall be inserted following the words "Revolving Loans" in the first sentence of
              Section 2.08 of the Credit Agreement.

         b. The following sentence is added at the end of Section 2.08 of the Credit Agreement to read as follows:

              The Swing Line Loans by NationsBank shall be evidenced by a duly executed promissory note of the U.S. Borrower, dated as of the date hereof, in an original principal amount equal to the Swing Line Loan Commitment, and substantially in the form of Exhibit 2.08(a) attached hereto.

10.      Reduction of Revolving Loan Commitments.  Subsection (ii)(B) of
         Section 2.09 of the Credit Agreement is amended in its entirety to read as follows:

              (B) no reduction shall be made which would reduce the U.S. Revolving Loan Commitment to an amount less than the sum of U.S. Revolving Loans then outstanding plus Letter of Credit Obligations then outstanding plus Swing Line Loans then outstanding.


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11.      Swing Line Loans.  A new Section 2.10 is hereby added to the Credit
         Agreement and shall read an follows:

              2.10  Swing Line Loans

              (a) NationsBank hereby agrees, on the terms and subject to the conditions set forth herein and in reliance upon the representations and warranties set forth herein and in the other Loan Documents, to make revolving loans to the U.S. Borrower from time to time from the date hereof to the Revolving Loans Maturity Date in such aggregate amount as the U.S. Borrower may request (each such loan, a "Swing Line Loan" and collectively, the Swing Line Loans"); provided that (i) the aggregate principal amount of the Swing Line Loans outstanding at any one time shall not exceed the Swing Line Loan Commitment, (ii) the sum of the aggregate principal amount of Swing Line Loans outstanding plus the aggregate principal amount of U.S. Revolving Loans outstanding plus Letter of Credit Obligations outstanding at any one time may not exceed the U.S. Revolving Loan Commitment and
              (iii) the Swing Line Loan Commitment may be reduced or terminated by NationsBank, in its sole discretion, upon two Business Days' notice to the U.S. Borrower. Prior to the Revolving Loans Maturity Date, Swing Line Loans may be repaid and reborrowed by the U.S. Borrower in accordance with the provisions hereof. Upon the request of any U.S. Lender, NationsBank shall provide such U.S. Lender a schedule of Swing Line Loans then outstanding.

              (b) Additional Swing Line Loan Provisions. The U.S. Borrower agrees to repay all Swing Line Loans then outstanding within one Business Day of demand therefor by NationsBank, which may be accomplished by requesting a U.S. Revolving Loan. In the event that the U.S. Borrower shall fail to repay any Swing Line Loan within three Business Days after demand therefor by NationsBank, and in any event upon (i) a request by NationsBank, (ii) the occurrence of an Event of Default described in Section 9.01(f) or
              (iii) the acceleration of any Loan or termination of any Commitment pursuant to Section 9.01, each other U.S. Lender shall irrevocably and unconditionally purchase from NationsBank, without recourse or warranty, an undivided interest and participation In such Swing Line Loan in an amount equal to such other U.S. Lender's U.S. Revolving Loan Commitment Percentage thereof, by directly purchasing a participation in such Swing Line Loan in such amount (regardless of whether the conditions precedent thereto set forth in section 5.02 hereof are then satisfied, whether or not the U.S. Borrower has made an Advance Request and whether or not the Revolving Loan Commitments are then in effect, any Event of Default exists or all the Loans have been accelerated) and paying the proceeds thereof to NationsBank at the address provided in Section 11.0l, or at such other address as NationsBank may designate, in lawful money of the United States of America and in immediately available funds. NationsBank agrees to notify each U.S. Lender that is obligated to purchase a participation in Swing Line Loans hereunder of the occurrence of any event described in clause (ii) or (iii) above promptly after NationsBank becomes aware thereof, but the failure to give such notice will not affect the obligation of any such U.S. Lender to purchase any such


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              participation.  If such amount is not in fact made available to
              NationsBank by any U.S. Lender, NationsBank shall be entitled to recover such amount on demand from such U.S. Lender, together with accrued interest thereon for each day from the date of demand thereof, at the Federal Funds Rate. If such U.S. Lender does not pay such amount forthwith upon NationsBank's demand therefor, and until such time as such U.S. Lender makes the required payment, NationsBank shall be deemed to continue to have outstanding Swing Line Loans in the amount of such unpaid participation obligation for all purposes of the Loan Documents other than those provisions requiring the other U.S. Lenders to purchase a participation therein. Further, such U.S. Lender shall be deemed to have assigned any and all payments made of principal and interest on its Loans, amounts due with respect to its Letters of Credit (or its participation therein) and any other amounts due to it hereunder to NationsBank to fund Saving Line Loans in the amount of the participation in Swing Line Loans that such U.S. Lender failed to purchase pursuant to this Section 2.10(b) until such amount has been purchased (as a result of such assignment or otherwise). Upon the purchase of a Participation in respect of such Swing Line Loan by a U.S. Lender pursuant to this Section 2.10(b), the amount so funded shall become a U.S. Revolving Loan by the purchasing U.S. Lender hereunder and shall no Longer be a Swing Line Loan. On the date that the U.S. Lenders are required to purchase participation in Swing Line Loans under this Section 2.10(b), NationsBank's pro rata share of such Swing Line Loans shall no longer be a Swing Line Loan hereunder but shall be a U.S. Revolving Loan.

12. Issuance of Bankers' Acceptances. Subsection (a)(ii) of Section 3A.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

              (ii) the sum of U.S. Revolving Loans outstanding plus Canadian Revolving Loans outstanding plus Letter of Credit Obligations outstanding plus BA Revolving Obligations outstanding plus Swing Line Loans outstanding shall not at any time exceed the lesser of
              (A) $50,000,000 (U.S.) or (B) the Borrowing Base.

13. Commitment Fee. The first sentence of Section 4.05(b) of the Credit Agreement is amended in its entirety to read as follows:

              (b) Commitment Fee. In consideration of the Revolving Commitments being made available by the Lenders hereunder, the Borrowers agree to pay (i) to the Administrative Agent, for the account of the U.S. Lenders, a fee equal to the Applicable commitment Fee per annum (calculated on the basis of the actual number of days elapsed in a 360 day year) on the U.S. Unused Revolving Commitment and (ii) to the Canadian Administrative Agent, for the account of the Canadian Lenders, a fee equal to the Applicable Commitment Fee per annum (calculated on the basis of the actual number of days elapsed in a 360 day year) on the Canadian Unused Revolving Commitment (collectively, the "Commitment Fees").


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14.      Voluntary Prepayments.

         a. Section 4.06(a)(iii) of the Credit Agreement is amended in its entirety to read as follows:

              (iii) each such partial prepayment of Loans (other than Swing Line Loans) shall be in the minimum principal amount of $1,000,000.

         b. A new Section 4.06(a)(iv) in hereby added to the Credit Agreement to read as follows:

              ; and (iv) any partial prepayment of Swing Line Loans shall be in a minimum aggregate principal amount of $25,000.

15. Mandatory Prepayments. The first sentence of Section 4.06(b)(i) of the Credit Agreement in hereby amended in its entirety to read as follows:

              (i) Revolving Loan Overadvance. If, at any time (A) the sum of U.S. Revolving Loans outstanding plus Canadian Revolving Loans outstanding plus Letter of Credit Obligations outstanding plus BA Revolving Obligations outstanding plus Swing Line Loans outstanding exceeds the lesser of (1) 50,000,000 (U.S.) or (2) the Borrowing Base (as last reported by the Borrowers); (B) the U.S. Revolving Loans outstanding plus the Letter of Credit Obligations outstanding plus the Swing Line Loans outstanding exceed the U.S. Revolving Loan Commitment; (C) the Canadian Revolving Loans outstanding plus BA Revolving Obligations outstanding exceed the Canadian Revolving Loan Commitment; or (D) the Swing Line Loans outstanding exceed the Swing Line Loan Commitment, then the Borrowers (or the applicable Borrower) shall immediately make a payment in an amount equal to the deficiency.

16. Incurrences of Debt/Sales of Equity. Section 4.06 (b)(iii) of the Credit Agreement is amended in its entirety to read as follows:

              (iii) Incurrences of Debt. Immediately upon receipt by any member of the Consolidated Shorewood Group of proceeds from any incurrence of debt for money borrowed or sale of equity securities for cash (except any stock options or stock granted or issued to any employee of the Consolidated Shorewood Group pursuant to any stock or stock option plans or any exchange of stock for assets as allowed under this Agreement), the Borrowers shall prepay the Borrowers Obligations in an amount equal to the Net Proceeds of such issuance or sale; provided, however, (A) that the Borrowers shall not be required to prepay the Borrowers Obligations with respect to (I) the $15,000,000 of purchase money debt allowed under this Agreement and (II) the first $5,000,000 (net of expenses) received, in the aggregate, by the Consolidated Shorewood Group from the incurrence of unsecured debt during the term of this Agreement and (B) that only the first $20,000,000 received by the Borrowers from the sale of equity securities shall be required to be used to prepay the Borrowers Obligations. Any amount prepaid under this subsection (iii) shall be





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              applied first to the U.S. Term Loan and the Canadian Term Loan
              (first to accrued interest and then to remaining payments on a pro rata basis) on a pro rata basis and then to the U.S. Revolving Loans and Canadian Revolving Loans on a pro rata basis (first to Base Rate Revolving Loans and then to Eurodollar Revolving Loans and BA Revolving Obligations in direct order of maturities) and then to Swing Line Loans. Prepayments on the Revolving Loans in accordance with this subsection shall immediately and permanently reduce the applicable Revolving Loan Commitment in an amount equal to such prepayment.

17. Application of Certain Prepayments. The first sentence of Section 4.06(b)(v) of the Credit Agreement is amended in its entirety to read as follows:

              (v) Application of Certain Prepayments. All amounts required to prepay Borrowers Obligations pursuant to Section 4.06(b)(ii) or
              (iv) above shall be applied first to the U.S. Term Loan and the Canadian Term Loan (first to accrued interest and then to remaining payments in the inverse order of maturity) on a pro rata basis and then to U.S. Revolving Loans and Canadian Revolving Loans on a pro rata basis (first to Base Rate Revolving Loans and then to Eurodollar Revolving Loans and BA Revolving Obligations in direct order of maturities) and then to Swing Line Loans.

18. Place and Manner of Payments. The second sentence of Section 4.07 is amended in its entirety to read as follows:

              All other payments of principal, interest, fees, expenses and other amounts to be made by the Borrowers under this Agreement (including, but not limited to, the U.S. Revolving Loans, the U.S. Term Loan and the Swing Line Loans) shall be received not later than 2:00 p.m., Charlotte, North Carolina time, on the date when due in U.S. Dollars and in immediately available funds, by the Administrative Agent (or in the case of Swing Line Loans, by NationsBank) at its offices at NationsBank Corporate Center, Charlotte, North Carolina.

19. Pro Rata Treatment. Section 4.08 is hereby amended in its entirety and shall read as follows:

              4.08 Pro Rata Treatment. Except to the extent otherwise provided herein each Revolving Loan (other than Swing Line Loans), the Term Loans, each payment or prepayment of principal of any Revolving Loan (other than Swing Line Loans), each payment or prepayment of principal of the Term Loans, each payment of interest on the Loans (other than the Swing Line Loans), each payment of Commitment Fees and Letter of Credit Fees, each reduction of the Revolving Loan Commitments (other than the Swing Line Loan Commitment), and each conversion or continuation of any Loan (other than the Swing Line Loans), shall be allocated pro rata among the relevant Lenders in accordance with the respective U.S. Revolving Loan Commitment Percentages, Canadian Revolving Loan Commitment Percentages, U.S. Term Loan Commitment Percentages or Canadian Term Loan Commitment Percentages, as applicable, of such Lenders; it being understood that payments


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              under the U.S. Revolving Loans shall be allocated pro rata among the U.S. Lenders, payments under the Canadian Revolving Loans shall be allocated pro rata among the Canadian Lenders, etc. Notwithstanding anything above to the contrary, all U.S. Lenders (other than NationsBank) shall receive their Commitment Fees with respect to the U.S. Unused Revolving Commitment as if no Swing Line Loans were outstanding during the period for calculation of such Commitment Fee, and NationsBank shall receive a reduced Commitment Fee with respect to the U.S. Unused Revolving Commitment resulting from Swing Line Loans outstanding during such period.

20. Conditions to Revolving Loans. Section 5.02(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

              (b) No Default. On the date of the funding of a Revolving Loan, no Default or Event of Default exists or would be caused by the making of such Revolving Loan, including any advancement of funds in excess of the amounts allowed pursuant to Sections 2.01, 2.02 and 2.10.

21. Interest Rate Protection Agreements. Section 7.14 of the Credit Agreement is hereby deleted in its entirety.

22. Capital Expenditures. Section 8.09 of the Credit Agreement is amended in its entirety to read as follows:

              8.09 Capital Expenditures. The Consolidated Shorewood Group will not make Capital Expenditures in excess of $15,000,000 during any fiscal year; provided, however, that the Consolidated Shorewood Group may make additional Capital Expenditures for any fiscal year in an amount up to 50% of the Excess Cash Flow earned by the Consolidated Shorewood Group subsequent to the fiscal year ending in 1995 less any amounts from such Excess Cash Flow used to make Investments or pay dividends as set forth in Sections 8.08 and 8.10.

23.      Exhibits.

         a. Exhibit 2.03 to the Credit Agreement is amended in its entirety to read as attached hereto as Exhibit A.

         b. A new Exhibit 2.08(a) is added to the Credit Agreement to read as attached hereto as Exhibit B.

24. Conditions Precedent. The Agents and the Lenders shall not be required to enter into this Second Amendment and this Second Amendment shall not be effective until the following conditions have been satisfied:

              (a) Upfront Fees.  Receipt by each of the Lenders of an upfront fee equal to .05% of each Lender's pro rata share of the Commitments;





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              (b)  Swing Line Loan Note.  Receipt by NationsBank of a duly executed Swing Line Loan Note satisfactory in form and substance to NationsBank; and

              (c) Other. Receipt by the Administrative Agent of such other documents it deems reasonably necessary, including, but not limited to, certified resolutions of the Borrowers.

25. Representations and Warranties. Borrowers hereby represent and warrant to the Agents and the Lenders that (a) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents; (b) all of the provisions of the Loan Documents, except as amended hereby, are in full force and effect; (c) the liens created and evidenced by the Loan Documents (including, without limitation, the Stock Pledge Agreements) are valid and existing liens of the recited priority; and (d) since the date of the last financial statements of Borrowers delivered to Lenders, no material adverse change has occurred in the business, financial or other conditions of Borrowers.

26. Acknowledgement of Subsidiary Guarantors. The Subsidiary Guarantors acknowledge and consent to all of the terms and conditions of this Second Amendment and agree that this Second Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Subsidiary Guarantors' obligations under the Agreement.

27. Effect of Amendment. Except as expressly modified and amended in this Second Amendment, all of the terms, provisions and conditions of the Credit Agreement are and shall remain in full force and effect and are incorporated herein by reference. The credit Agreement and any and all other documents heretofore, now or hereafter executed and delivered pursuant to the terms of the Credit Agreement are hereby amended so that any reference to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

28. Counterparts. This Second Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

29. ENTIRETY. THIS SECOND AMENDMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS, IF ANY, RELATING TO THE SUBJECT MATTER HEREOF. THESE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

         The parties below have executed this Second Amendment as of the day and year first above written.

                                    BORROWERS:

                                    SHOREWOOD PACKAGING CORPORATION


                                    By:/s/ Howard M. Liebman
                                       -----------------------------------------
                                    Name:  Howard M. Liebman
                                           -------------------------------------
                                    Title: Executive Vice President
                                           -------------------------------------


                                    SHOREWOOD CORPORATION OF CANADA, LIMITED


                                    By:/s/ Howard M. Liebman
                                       -----------------------------------------
                                    Name: Howard M. Liebman
                                          --------------------------------------
                                    Title: Vice President
                                           -------------------------------------


                                    LENDERS:

                                    NATIONSBANK OF NORTH CAROLINA, a N.A.,
                                    in its capacity as Administrative Agent
                                    and as a Lender


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    THE BANK OF NOVA SCOTIA, in its capacity as
                                    Canadian Administrative Agent and as a
                                    Lender


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    THE FIRST NATIONAL BANK OF BOSTON


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                             [signatures continued]

         The parties below have executed this Second Amendment as of the day and year first above written.

                                    BORROWERS:

                                    SHOREWOOD PACKAGING CORPORATION


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    SHOREWOOD CORPORATION OF CANADA, LIMITED


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    LENDERS:

                                    NATIONSBANK OF NORTH CAROLINA, a
                                    N.A., in its capacity as Administrative
                                    Agent and as a Lender


                                    By:/s/ Michael J. Cerminaro
                                       -----------------------------------------
                                    Name:  Michael J. Cerminaro
                                           -------------------------------------
                                    Title: Senior Vice President
                                           -------------------------------------


                                    THE BANK OF NOVA SCOTIA, in its capacity as
                                    Canadian Administrative Agent and as a
                                    Lender


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    THE FIRST NATIONAL BANK OF BOSTON


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                             [signatures continued]

         The parties below have executed this Second Amendment as of the day and year first above written.

                                    BORROWERS:

                                    SHOREWOOD PACKAGING CORPORATION


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    SHOREWOOD CORPORATION OF CANADA, LIMITED


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    LENDERS:

                                    NATIONSBANK OF NORTH CAROLINA, a
                                    N.A., in its capacity as Administrative
                                    Agent and as a Lender


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    THE BANK OF NOVA SCOTIA, in its capacity as
                                    Canadian Administrative Agent and
                                    as a Lender


                                    By:/s/ J. Alan Edwards
                                       -----------------------------------------
                                    Name:  J. Alan Edwards
                                           -------------------------------------
                                    Title: Authorized Signatory
                                           -------------------------------------


                                    THE FIRST NATIONAL BANK OF BOSTON


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                             [signatures continued]

         The parties below have executed this Second Amendment as of the day and year first above written.

                                    BORROWERS:

                                    SHOREWOOD PACKAGING CORPORATION


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    SHOREWOOD CORPORATION OF CANADA, LIMITED


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    LENDERS:

                                    NATIONSBANK OF NORTH CAROLINA, a
                                    N.A., in its capacity as Administrative
                                    Agent and as a Lender


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    THE BANK OF NOVA SCOTIA, in its capacity as
                                    Canadian Administrative Agent and as a
                                    Lender


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    THE FIRST NATIONAL BANK OF BOSTON


                                    By:/s/ Sarah C. Lincoln
                                       -----------------------------------------
                                    Name:  Sarah C. Lincoln
                                           -------------------------------------
                                    Title: Vice President
                                           -------------------------------------

                             [signatures continued]

                                    CREDITANSTALT-BANKVEREIN


By: /s/ G.D. Spillane               By: /s/ Gregory F. Mathis
    ---------------------               ---------------------------------------
Name:   G.D. Spillane               Name:  Gregory F. Mathis
      -------------------                  ------------------------------------
Title:  Senior Assoc.               Title: Vice President
      -------------------                  ------------------------------------


                                    CRESTAR BANK


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    NATIONAL CITY BANK


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    THE CHASE MANHATTAN BANK, N.A.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    BANQUE PARIBAS


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                             [signatures continued]

                                    CREDITANSTALT-BANKVEREIN


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    CRESTAR BANK


                                    By:/s/ Edwin D. Brooks, Jr.
                                       -----------------------------------------
                                    Name:  Edwin D. Brooks, Jr.
                                           -------------------------------------
                                    Title: Executive Vice President
                                           -------------------------------------


                                    NATIONAL CITY BANK


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    THE CHASE MANHATTAN BANK, N.A.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    BANQUE PARIBAS


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------



                             [signatures continued]

                                    CREDITANSTALT-BANKVEREIN


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    CRESTAR BANK


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------



                                    NATIONAL CITY BANK


                                    By:/s/ David A. Burns
                                       -----------------------------------------
                                    Name:  David A. Burns
                                           -------------------------------------
                                    Title: Assistant Vice President
                                           -------------------------------------


                                    THE CHASE MANHATTAN BANK, N.A.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    BANQUE PARIBAS


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------



                             [signatures continued]

                                    CREDITANSTALT-BANKVEREIN


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    CRESTAR BANK


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    NATIONAL CITY BANK


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    THE CHASE MANHATTAN BANK, N.A.


                                    By:/s/ The Chase Manhattan Bank
                                       -----------------------------------------
                                    Name:  Emela K. Telge
                                           -------------------------------------
                                    Title: Vice President
                                           -------------------------------------



                                    BANQUE PARIBAS


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------



                             [signatures continued]

                                    CREDITANSTALT-BANKVEREIN


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    CRESTAR BANK


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    NATIONAL CITY BANK


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    THE CHASE MANHATTAN BANK, N.A.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    BANQUE PARIBAS


                                    By:/s/ Richard G. Burrows
                                       -----------------------------------------
                                    Name:  Richard G. Burrows
                                           -------------------------------------
                                    Title: Vice President
                                           -------------------------------------


                                    By:/s/ Ann Pifer
                                       -----------------------------------------
                                    Name:  Ann Pifer
                                          --------------------------------------
                                    Title: Assistant Vice President
                                           -------------------------------------


                             [signatures continued]

                                    THE DAIWA BANK, LIMITED


                                    By:/s/ Ronald W. Gale
                                       -----------------------------------------
                                    Name:  Ronald W. Gale
                                           -------------------------------------
                                    Title: Vice-President
                                           -------------------------------------


                                    By:/s/ James H. Bradley
                                       -----------------------------------------
                                    Name:  James H. Bradley
                                           -------------------------------------
                                    Title: Vice-President
                                           -------------------------------------

                                    NATIONAL WESTMINISTER BANK, U.S.A.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    SHAWMUT BANK CONNECTICUT, N.A.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    THE BANK OF NEW YORK


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    FIRST UNION NATIONAL BANK OF NORTH CAROLINA


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    THE DAIWA BANK, LIMITED


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    NATIONAL WESTMINISTER BANK, U.S.A.


                                    By:/s/ Michael Merlo
                                       -----------------------------------------
                                    Name:  Michael Merlo
                                           -------------------------------------
                                    Title: Vice President
                                           -------------------------------------


                                    SHAWMUT BANK CONNECTICUT, N.A.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    THE BANK OF NEW YORK


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    FIRST UNION NATIONAL BANK OF NORTH CAROLINA


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    THE DAIWA BANK, LIMITED


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    NATIONAL WESTMINISTER BANK, U.S.A.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    SHAWMUT BANK CONNECTICUT, N.A.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    THE BANK OF NEW YORK


                                    By:/s/ Russell A. Burr
                                       -----------------------------------------
                                    Name:  Russell A. Burr
                                           -------------------------------------
                                    Title: Senior Vice President
                                           -------------------------------------


                                    FIRST UNION NATIONAL BANK OF NORTH CAROLINA


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    THE DAIWA BANK, LIMITED


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    NATIONAL WESTMINISTER BANK, U.S.A.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    SHAWMUT BANK CONNECTICUT, N.A.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    THE BANK OF NEW YORK


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    FIRST UNION NATIONAL BANK OF NORTH CAROLINA


                                    By:/s/ Allison C. Zollicoffer
                                       -----------------------------------------
                                    Name:  Allison C. Zollicoffer
                                           -------------------------------------
                                    Title: Vice President
                                           -------------------------------------

                                    SUBSIDIARY GUARANTORS:

                                    SHOREWOOD TECHNOLOGIES, INC.


                                    By:/s/ Howard M. Liebman
                                       -----------------------------------------
                                    Name:  Howard M. Liebman
                                           -------------------------------------
                                    Title: Vice President
                                           -------------------------------------


                                    SHOREWOOD PACKAGING CORPORATION OF GEORGIA


                                    By:/s/ Howard M. Liebman
                                       -----------------------------------------
                                    Name:  Howard M. Liebman
                                           -------------------------------------
                                    Title: Executive Vice President
                                           -------------------------------------


                                    SHOREWOOD PACKAGING OF NORTH CAROLINA, INC.


                                    By:/s/ Howard M. Liebman
                                       -----------------------------------------
                                    Name:  Howard M. Liebman
                                           -------------------------------------
                                    Title: Executive Vice President
                                           -------------------------------------


                                    SPC COMPANY OF VIRGINIA, INC.
                                    (f/k/a SHOREWOOD PACKAGING OF
                                    VIRGINIA, INC.)


                                    By:/s/ Howard M. Liebman
                                       -----------------------------------------
                                    Name:  Howard M. Liebman
                                           -------------------------------------
                                    Title: Executive Vice President
                                           -------------------------------------


                                    SHOREWOOD PACKAGING OF CALIFORNIA, INC.


                                    By:/s/ Howard M. Liebman
                                       -----------------------------------------
                                    Name:  Howard M. Liebman
                                           -------------------------------------
                                    Title: Executive Vice President
                                           -------------------------------------


                             [signatures continued]

                                    SHOREWOOD PACKAGING COMPANY OF
                                    ILLINOIS, INC.


                                    By:/s/ Howard M. Liebman
                                       -----------------------------------------
                                    Name:  Howard M. Liebman
                                           -------------------------------------
                                    Title: Executive Vice President
                                           -------------------------------------


                                    SHOREWOOD TRANSPORT, INC.


                                    By:/s/  Howard M. Liebman
                                       -----------------------------------------
                                    Name:   Howard M. Liebman
                                           -------------------------------------
                                    Title:  Executive Vice President
                                           -------------------------------------


                                    SHOREWOOD PACKAGING OF DELAWARE, INC.


                                    By:/s/ Howard M. Liebman
                                       -----------------------------------------
                                    Name:  Howard M. Liebman
                                           -------------------------------------
                                    Title: Vice President
                                           -------------------------------------


                                    SHOR-WRAP, INC.


                                    By:/s/ Howard M. Liebman
                                       -----------------------------------------
                                    Name:  Howard M. Liebman
                                           -------------------------------------
                                    Title: Executive Vice President
                                           -------------------------------------


                                    SHOREWOOD PACKAGING CORPORATION OF ALABAMA


                                    By:/s/ Howard M. Liebman
                                       -----------------------------------------
                                    Name:  Howard M. Liebman
                                           -------------------------------------
                                    Title: Executive Vice President
                                           -------------------------------------


                                    SHOREWOOD PACKAGING CORPORATION OF NEW YORK


                                    By:/s/ Howard M. Liebman
                                       -----------------------------------------
                                    Name:  Howard M. Liebman
                                           -------------------------------------
                                    Title: Executive Vice President
                                           -------------------------------------

                             [signatures continued]

                                    SHOREWOOD ACQUISITION CORP. OF DELAWARE


                                    By:/s/ Howard M. Liebman
                                       -----------------------------------------
                                    Name:  Howard M. Liebman
                                           -------------------------------------
                                    Title: Executive Vice President
                                           -------------------------------------


                                    SHOREWOOD PACKAGING OF VIRGINIA
                                    (f/k/a SHOREWOOD PAPERBOARD
                                    CORPORATION OF VIRGINIA)


                                    By:/s/ Howard M. Liebman
                                       -----------------------------------------
                                    Name:  Howard M. Liebman
                                           -------------------------------------
                                    Title: Executive Vice President
                                           -------------------------------------


                                    SPC COMPANY OF NEW YORK, INC.
                                    (f/k/a SHOREWOOD PAPERBOARD
                                    CORPORATION OF NEW YORK)


                                    By:/s/ Howard M. Liebman
                                       -----------------------------------------
                                    Name:  Howard M. Liebman
                                           -------------------------------------
                                    Title: Executive Vice President
                                           -------------------------------------


                                    SHOREWOOD PACKAGING CORPORATION
                                    OF CONNECTICUT (f/k/a
                                    SHOREWOOD/HEMINWAY SET-UP BOX
                                    CORPORATION)


                                    By:/s/ Howard M. Liebman
                                       -----------------------------------------
                                    Name:  Howard M. Liebman
                                           -------------------------------------
                                    Title: Executive Vice President
                                           -------------------------------------


                                    TORONTO CARTON CORPORATION LIMITED


                                    By:/s/ Howard M. Liebman
                                       -----------------------------------------
                                    Name:  Howard M. Liebman
                                           -------------------------------------
                                    Title: Vice President
                                           -------------------------------------


                             [signatures continued]

                                    SPC CORPORATION LIMITED (f/k/a SHOREWOOD
                                    PAPERBOARD CORPORATION LIMITED)


                                    By:/s/ Howard M. Liebman
                                       -----------------------------------------
                                    Name:  Howard M. Liebman
                                           -------------------------------------
                                    Title: Vice President
                                           -------------------------------------


                                    SHOREWOOD PACKAGING CORP. OF CANADA LIMITED


                                    By:/s/ Howard M. Liebman
                                       -----------------------------------------
                                    Name:  Howard M. Liebman
                                           -------------------------------------
                                    Title: Vice President
                                           -------------------------------------

                                                                    Exhibit A to
                                                             second Amendment to
                                                                Credit Agreement


                                  EXHIBIT 2.03

                                ADVANCE REQUEST


TO: ________NationsBank of North Carolina, N.A.; or

________NationsBank of North Carolina, N.A., as Administrative Agent; or

________The Bank of Nova Scotia, as Canadian Administrative Agent

RE:________Amended and Restated credit Agreement dated as of February 25, 1994 among Shorewood PackagingCorporation, Shorewood Corporation of Canada Limited, the Lenders party thereto, NationsBank of North Carolina N.A., as Administrative Agent and The Bank of Nova Scotia as Canadian Administrative Agent (as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of July 18, 1994, as amended by that certain Second Amendment to Amended and Restated Credit Agreement dated as of ________________, 1994, and as further amended or modified from time to time, the "Agreement").

DATE: _________________, 199__

- -------------------------------------------------------------------------------

1. This Advance Request is made pursuant to the terms of the Agreement. All capitalized terms used herein unless otherwise defined shall have the meanings set forth in the Agreement.

2. _________ Please be advised that:

(a)___________ the U.S. Borrower is requesting a U.S. Revolving Loan in the amount of $________________ be funded on _____________________________, 199__
to accrue interest at the interest rate set forth below in paragraph 4. Subsequent to the funding of the requested U.S. Revolving Loan, the aggregate amount of outstanding U.S. Revolving Loans will be $____________; or

(b)________ the U.S. Borrower is requesting that on ____________________, 199__
a portion of the current outstanding U.S. Revolving Loans in the amount of
$_____________ that is currently accruing interest at the     ________________
be extended or converted to the interest rate option set Forth below in paragraph 4.


(c)_________ Please be advised that the U.S. Borrower is requesting a Swing Line Loan in the amount of $______________ be funded on _____________, 199__ to accrue interest at the U.S. Base Rate. Subsequent to the funding of the requested Swing Line Loan, the aggregate amount of outstanding Swing Line Loans will be $___________________.

3.     _______________ Please be advised that:

       (a) _________ the U.S. Borrower is requesting a Canadian Revolving Loan in the amount of $ __________________ be funded on ______________ 199_ to accrue interest at the interest rate set forth below in paragraph 5. Subsequent to the funding of the requested Canadian Revolving Loan, the aggregate amount of outstanding Canadian Revolving Loans will be $______________; or

       (b) _______________ the U.S. Borrower is requesting that on ________________, 199__ a portion of the current outstanding Canadian Revolving Loans in the amount of $_______________________ that is currently accruing interest at the _____________________ be extended or converted to the interest rate option set forth below in paragraph 5; or

       (c) ________________ the Canadian Borrower is requesting a Canadian Revolving Loan in the amount of $__________________ be funded on __________________, 199__ to accrue interest at the Canadian Prime Rate. Subsequent to the funding of the requested Canadian Revolving Loan, the aggregate amount of outstanding Canadian Revolving Loans will be $_________________; or

       (d) _______________ the Canadian Borrower is requesting the Canadian Lenders to create Bankers' Acceptances in the amount of $______________ on __________________, 199___ for the period set forth below in paragraph 6; or

       (e) ____________ the Canadian Borrower is requesting that Bankers' Acceptances in the amount of $_____________ maturing on _________________, 199___ be converted into a Canadian Base Rate Revolving Loans accruing interest at the Canadian Prime Rate on the maturity date; or

       (f) __________ the Canadian Borrower is requesting that a portion of the current outstanding Canadian Base Rate Revolving Loan in the amount of $________________ be converted into a Bankers' Acceptance for the period set forth below in paragraph 6.

4. The interest rate option applicable to the requested U.S. Revolving Loan (or the extension or conversion of all or part of the existing U.S. Revolving Loans) set forth in paragraph 2 above shall be:

       a. ______________ the U.S. Base Rate; or

       b. ______________ the Adjusted Eurodollar Rate for an Interest Period of:

           ____________ one month;

           ____________ two months;

           ____________ three months; or

           ____________ six months.


5. The interest rate option applicable to the requested Canadian Revolving Loan by the U.S. Borrower (or the extension or conversion of all or part of the existing Canadian Revolving Loans to the U.S. Borrower) as set forth in paragraph 3(a) and (b) above shall be:

           a.  ____________ BNS U.S. Prime Rate; or

           b. ___________ the Adjusted Eurodollar Rate for an Interest Period of:

           ____________ one month;

           ____________ two months;

           ____________ three months; or

           ____________ six months.


6. The period of the Bankers' Acceptance requested by the Canadian Borrower pursuant to paragraph 3(d) and (f) above under the Canadian Revolving Loan Commitment shall be:

       a. ____________ 30 days;

       b. ____________ 60 days;

       c. ____________ 90 days; or

       d. ____________ 180 days.

7. The representations and warranties made in the Agreement are true and correct in all material respects as if made on the date hereof.

8. As of the date hereof, no Default or Event of Default has occurred and is continuing or would be caused by the requested Revolving Loan or Bankers' Acceptance.


                                                  ______________________________


                                                  By:
                                                     ---------------------------
                                                  Name:
                                                       -------------------------
                                                  Title:
                                                        ------------------------

                                                         To Revolving Credit and
                                                             Term Loan Agreement

                                                                    Exhibit B to
                                                             second Amendment to
                                                                Credit Agreement

                                EXHIBIT 2.08(a)

                                   SWING LINE
                                PROMISSORY NOTE

$2,000,000                                   ___________________, 1994
                                             Charlotte, North Carolina

        FOR VALUE RECEIVED, Shorewood Packaging Corporation, a Delaware corporation (the "U.S. Borrower"), hereby promises to pay to the order of NationsBank of North Carolina, N.A., (the "Lender"), at the office of the Lender (or at such other place or places as the holder may designate); at the times set forth in that certain Amended and Restated Credit Agreement dated as of February 25, 1994 among Shorewood Packaging Corporation, Shorewood corporation of Canada Limited, the Administrative Agent, the Canadian Administrative Agent and the Lenders party thereto (as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of July 18, 1994, as amended by that certain Second Amendment to Amended and Restated Credit Agreement dated as of the date hereof, and as further amended or modified from time to time, the "Credit Agreement"), the principal sum of TWO MILLION DOLLARS ($2,000,000.00) or such lesser amount as is then outstanding and owing to Lender and to pay interest from the date hereof on the unpaid principal amount hereof outstanding from time to time on the dates and at the rate in accordance with Section 2.07 of the Credit Agreement. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement, and the terms, conditions and covenants of the Credit Agreement are expressly incorporated herein and made a part hereof.

        If an Event of Default occurs, the principal balance outstanding hereunder shall bear interest as provided in Section 4.01 of the Credit Agreement. Further, in the event the payment of all sums due hereunder is accelerated under the terms of the Credit Agreement, this Note, and all other indebtedness of the U.S. Borrower to the Lender shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the U.S. Borrower.

        In the event this Note is not paid when due at any stated or accelerated maturity, the U.S. Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees.

                                                         To Revolving Credit and
                                                             Term Loan Agreement


        The U.S. Borrower has caused this Note to be executed by its duly authorized officer as of the day and year first above written.

                                      SHOREWOOD PACKAGING CORPORATION

                                             By:
                                                ---------------------------
                                             Name:
                                                  -------------------------
                                             Title:
                                                   ------------------------




                                       2